Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Unifi, Inc. (the “Company”) for the fiscal year ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Edmund M. Ingle, Chief Executive Officer of the Company, and Andrew J. Eaker, Executive Vice President & Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 23, 2024	/s/ EDMUND M. INGLE
Edmund M. Ingle Chief Executive Officer (Principal Executive Officer)

Date:	August 23, 2024	/s/ ANDREW J. EAKER
Andrew J. Eaker Executive Vice President & Chief Financial Officer Treasurer (Principal Financial Officer)